Exhibit 23.4




                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


     We do hereby consent to the use of our name in "Item 2. Properties" of the Annual Report on Form 10-K of Stone Energy Corporation (the "Company") for the year ended December 31, 2001.
                                              RYDER SCOTT COMPANY




                                         By:  /s/ Ryder Scott Company, L.P.
                                             -----------------------------
                                                  Ryder Scott Company, L.P.




         Denver, Colorado
         March 19, 2002